EXHIBIT 1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of this Statement on Schedule 13D including any amendments thereto.  This Joint Filing Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Date:  October 15, 2010

WARBURG PINCUS PRIVATE EQUITY X, L.P.

By:  Warburg Pincus X, L.P., its general partner

By:  Warburg Pincus X, LLC, its general partner

By:  Warburg Pincus Partners, LLC, its sole member

By:  Warburg Pincus & Co., its managing member

By:  /s/ Scott A. Arenare
        Name:  Scott A. Arenare
        Title:  Partner

WARBURG PINCUS X PARTNERS, L.P.

By:  Warburg Pincus X, L.P., its general partner

By:  Warburg Pincus X, LLC, its general partner

By:  Warburg Pincus Partners, LLC, its sole member

By:  Warburg Pincus & Co., its managing member

By:  /s/ Scott A. Arenare
        Name:  Scott A. Arenare
        Title:  Partner

WARBURG PINCUS X, L.P.

By:  Warburg Pincus X, LLC, its general partner

By:  Warburg Pincus Partners, LLC, its sole member

By:  Warburg Pincus & Co., its managing member

By:  /s/ Scott A. Arenare
        Name:  Scott A. Arenare
        Title:  Partner

WARBURG PINCUS X, LLC

By:  Warburg Pincus Partners, LLC, its sole member

By:  Warburg Pincus & Co., its managing member

By:  /s/ Scott A. Arenare
        Name:  Scott A. Arenare
        Title:  Partner

WARBURG PINCUS PARTNERS, LLC

By:  Warburg Pincus & Co., its managing member

By:  /s/ Scott A. Arenare
        Name:  Scott A. Arenare
        Title:  Partner

WARBURG PINCUS & CO.

By:  /s/ Scott A. Arenare
        Name:  Scott A. Arenare
        Title:  Partner

WARBURG PINCUS LLC

By:  /s/ Scott A. Arenare
        Name:  Scott A. Arenare
        Title:  Managing Director

CHARLES R. KAYE

By:  /s/ Scott A. Arenare
        Scott A. Arenare, Attorney-in-fact

JOSEPH P. LANDY

By:  /s/ Scott A. Arenare
        Scott A. Arenare, Attorney-in-fact